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Execution Version

                                                                   EXHIBIT 10.11

                                 AMENDMENT No. 5
               Effective Date of Amendment No. 5: January 1, 2003

This AMENDMENT NO. 5 ("Amendment No. 5") to that certain MSN Search Agreement dated effective as of December 19, 2001 (the "Agreement") is made by and among OVERTURE SERVICES, INC., A DELAWARE CORPORATION ("COMPANY"), OVERTURE SEARCH SERVICES (IRELAND) LIMITED, OVERTURE SERVICES JAPAN Y.K. and MICROSOFT CORPORATION, A WASHINGTON CORPORATION ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement on the terms and conditions provided herein; and

The parties desire to amend the Agreement to extend the MSN Japan implementation into the main term of the Agreement (i.e. it is no longer a test implementation) and to add a guaranteed payment for the MSN Search Site in Japan.

The parties hereby agree as follows:

                                    AMENDMENT

1.       Section 1.20 will be modified as follows (amendments in italics):

         1.20    "Minimum Queries" means

         (i)   [*] Queries rendering to the URL http://search.msn.com and

         (ii)  [*] Queries rendering to the URL http://search.msn.fr and

         (iii) [*] Queries rendering to the URL http://search.msn.co.jp.

2.       A new Section 3.2.3.2 will be added as follows:

                           3.2.3.2 Japan. For the twelve-month period beginning January 1, 2003 and ending December 31, 2003 ("Guaranteed Phase for MSN Japan"), Company will pay to Microsoft the greater of (i) the Revenue Share Payment for the MSN Search Site in Japan as set forth in Section 3.2.2 and (ii) the Guaranteed Payment for MSN Search Site in Japan (as defined below)

                           For the purposes of this Section 3.2.3.2, "Guaranteed Payment for the MSN Search Site in Japan" means the [*]

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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Execution Version

                           [*](not to exceed the maximum in Table 3, column D) from the MSN Search Sitein Japan.

                           If Microsoft fails to deliver the Minimum Queries rendering to the URL http://search.msn.co.jp before December 31, 2003, then the Guaranteed Phase for MSN Japan will extend until all such guaranteed Queries are delivered (the "Guaranteed Phase Extension for MSN Japan"). During the Guaranteed Phase Extension for MSN Japan, Company will not be required to make any additional Guaranteed Payments, but Company will continue to be required to make Revenue Share Payments. Once the Guaranteed Phase for MSN Japan has concluded, Company shall pay Microsoft pursuant to
                           Section 3.2.2 for Gross Revenue from the MSN Search Site in Japan.

                                     Table 3
               Guaranteed Payment for the MSN Search Site in Japan

------------------------------------------------------------------------------------------------
                                                                    Column D:

                                    Column C:                         [*]
Column A:     Column B:
  Month        Period                 [*]
------------------------------------------------------------------------------------------------
1            January 2003             [*]                             [*]
------------------------------------------------------------------------------------------------
2            February 2003            [*]                             [*]
------------------------------------------------------------------------------------------------
3            March 2003               [*]                             [*]
------------------------------------------------------------------------------------------------
4            April 2003               [*]                             [*]
------------------------------------------------------------------------------------------------
5            May 2003                 [*]                             [*]
------------------------------------------------------------------------------------------------
6            June 2003                [*]                             [*]
------------------------------------------------------------------------------------------------
7            July 2003                [*]                             [*]
------------------------------------------------------------------------------------------------
8            August 2003              [*]                             [*]
------------------------------------------------------------------------------------------------
9            September 2003           [*]                             [*]
------------------------------------------------------------------------------------------------
10           October 2003             [*]                             [*]
------------------------------------------------------------------------------------------------
11           November 2003            [*]                             [*]
------------------------------------------------------------------------------------------------
12           December 2003            [*]                             [*]
------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------

4. Section 3.2.4 will be deleted in its entirety and replaced with the following:

                           3.2.4 Company will make all payments due to Microsoft per Section 3.2.1 and 3.2.2 in U.S. Dollars, or other currency as mutually agreed by the parties within forty-five (45) days after the end of each calendar month. All payments will be accompanied by a statement showing in reasonable detail the basis for the payment(s). Company and Microsoft will mutually agree on whether Company will make a single payment for all amounts due hereunder or separate payments for individual markets. The parties have agreed to make payments in Euros for payments relating to the Germany and France Search Sites, in British Pounds for payments relating to the UK Search Site, and in Yen for payments relating to the Japan Search Site.


* Certain information on this page has been omitted and filed separately with the Commission. Cofidential treatment has been requested with respect to the omitted portions.


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 3.      The New Market Test Period for Japan is over and Japan is added as a new "MSN Search Site" until the end of the Main Period Term pursuant to the terms of Section 1 (e) of Amendment No. 1 to this Agreement.

Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

This Amendment No. 5 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 5, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of the Amendment No. 5 Effective Date set forth above. All signed copies of this Amendment No. 5 are deemed originals. This Amendment No. 5 does not constitute an offer by either party. This Amendment No. 5 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                         OVERTURE SERVICES, INC.

One Microsoft Way                             74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                        Pasadena, CA 91103

By /s/ John Krass                             /s/ William N. Demas
___________________________________           __________________________________
(Sign)                                        (Sign)
       John Krass                                       William N. Demas
___________________________________           __________________________________
Name(Print)                                   Name(Print)
          PUM                                              SVP & G.M.
___________________________________           __________________________________
Title                                         Title

Without limiting Company's obligations hereunder, Overture Search Services (Ireland) Limited hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the UK market as provided in Section 2.13 of the Agreement.

OVERTURE SEARCH SERVICES (IRELAND) LIMITED

By /s/ Todd Tappin
   ___________________________________
(Sign)

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Execution Version

Name(Print) Todd Tappin
______________________________________
Title CFO

Without limiting Company's obligations hereunder, Overture Services Japan Y.K. hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the Japan market as provided in Section 2.13 of the Agreement.

OVERTURE SERVICES JAPAN Y.K.

By /s/ Shig Suzuki
______________________________________
(Sign) Shig Suzuki
______________________________________
Name(Print) President
______________________________________
Title

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